UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

UBUYHOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	33-2533-LA	87-0435741
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Mamaroneck Ave, Apt. 201 White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(646) 768-8417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements of UBuyHoldings Inc. (herein referred to as the “Company” or “Registrant”) to be materially different from future results performance or achievements expressed or imp lied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies, and expectations, are generally identifiable using the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the for ward-looking statements due to various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 8 - Other Events

Item 8.01 Other Events.

On March 30, 2026, in accordance with a Notice of Conversion, the Company issued 5,402,988,580 shares of its common stock to AEI Capital Ltd (“AEI”), upon conversion of 10,000,000 shares of Series A-1 Preferred Stock owned by AEI. AEI is the principal shareholder of the Company, and the Company’s CEO, Mr. John Tan Honjian, is the principal shareholder of AEI. After the conversion, AEI now owns 95% of the Company's issued and outstanding common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2026	UBUYHOLDINGS, INC.

	By:	/s/ John Tan Honjian
John Tan Honjian
Chairman and CEO

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